UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

MATTHEWS INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-09115	25-0644320
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Northshore Center, Pittsburgh, PA	15212-5851
(Address of principal executive offices)	(Zip Code)

(412) 442-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	MATW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Matthews International Corporation (“Matthews” or the “Company”) was held on February 20, 2025. A total of 30,968,686 shares of Class A Common Stock, par value $1.00 per share, (the “Common Stock”) were eligible to vote at the Annual Meeting.

There were 28,143,256 shares of Common Stock represented at the Annual Meeting by valid proxies or voted at the meeting, which was approximately 90.9% of the shares of Common Stock entitled to vote at the Annual Meeting and which constituted a quorum. Set forth below are the proposals voted upon at the Annual Meeting, which are more fully described in the Company’s definitive Proxy Statement in connection with the Annual Meeting, and the final voting results tabulated by the Company’s independent Judge of Election, First Coast Results, Inc.

Proposal 1: To elect three directors of the Company for a term of three years. The voting results were as follows:

Company’s Nominees	Votes For	Votes Withheld	Broker Non Votes
Terry L. Dunlap	16,317,639	11,415,674	—
Alvaro Garcia-Tunon	14,535,363	13,198,081	—
J. Michael Nauman	18,201,576	9,531,674	—

Barington Capital’s Nominees	Votes For	Votes Withheld	Broker Non Votes
Ana B. Amicarella	12,401,570	15,338,439	—
Chan W. Galbato	10,220,135	17,519,642	—
James A. Mitarotonda	11,217,925	16,522,345	—

The three directors elected at the Annual Meeting are Terry L. Dunlap, Alvaro Garcia-Tunon, and J. Michael Nauman. These directors were elected to serve until the Company’s 2028 Annual Meeting of Shareholders and until his successor is elected and qualified or until his earlier death, resignation or removal.

Proposal 2. To approve the adoption of the Second Amended and Restated 2017 Equity Incentive Plan. The Company’s shareholders approved the adoption of the Second Amended and Restated 2017 Equity Incentive Plan by of the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
26,110,105	724,355	1,010,390	298,406

Proposal 3. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to audit the records of the Company for the fiscal year ending September 30, 2025. The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
26,363,273	735,161	1,044,822	—

Proposal 4. To provide an advisory (non-binding) vote on the executive compensation of the Company’s named executive officers. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the vote set forth in the table below.

Votes For	Votes Against	Votes Abstained	Broker Non Votes
25,385,436	2,323,555	135,863	298,402

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola
Steven F. Nicola
Chief Financial Officer and Secretary

Date: February 21, 2025